Exhibit 10.58

AMENDMENT NO. 2 AND WAIVER

(Second Lien Credit Agreement)

This Amendment No. 2 and Waiver, dated as of February 17, 2010 (this “Amendment”), to that certain Second Lien Credit Agreement, dated as of June 14, 2007, as amended by that certain Amendment No. 1 and Consent, dated as of August 10, 2009 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GOLDEN NUGGET, INC., a Nevada corporation (the “Borrower”), LANDRY’S RESTAURANTS, INC. (the “Parent”) solely with respect to the Parent’s obligation pursuant to Section 6.04 of the Credit Agreement, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Bank and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO FOOTHILL, INC., as Documentation Agent and WELLS FARGO SECURITIES, LLC (formerly Wachovia Capital Markets, LLC), as Sole Arranger and Sole Bookrunner, is entered into among the Borrower, Parent, the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent solely with respect to its obligations under Section 6.04 of the Credit Agreement, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Effective as of the Second Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent) hereof, the Credit Agreement is hereby amended as follows:

1.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated EBITDA” and “Termination Date” in their entirety and inserting the following in lieu thereof (in correct alphabetical order):

““Consolidated EBITDA” means for any period, the sum of (without duplication) (a) Consolidated Net Income or Consolidated Net Loss, as the case may be, for such period plus (b) the sum of (i) Consolidated Interest Expense, (ii) income and franchise taxes, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary losses, (vi) one time costs and fees related to the Second Amendment, (vii) non-cash items, in each case, which were deducted in determining Consolidated Net Income or Consolidated Net Loss, as the case may be, of the Borrower and its Subsidiaries on a Consolidated basis for such period, and (viii) fees paid pursuant to Section 2.08(f) of the First Lien Credit Agreement minus (c) to the extent included in determining Consolidated Net Income or Consolidated Net Loss, as the case may be, of the Borrower and its Subsidiaries on a Consolidated basis for such period, (i) non-cash gains, (ii) gains arising from asset dispositions not in the ordinary course of business in excess of $2,000,000, (iii) non-cash gains under Hedge Agreements, and (iv) income attributable to the cancellation of any Debt. The historical Consolidated EBITDA for the relevant measurement period of entities (A) that are acquired by the Borrower or any of its Subsidiaries after the Closing Date as permitted under the Loan Documents will be included in the calculation of Consolidated EBITDA for the entire period of determination on a pro forma basis (determined in accordance with adjustments reasonably agreed by the Administrative Agent based on demonstrated cost savings and excluding extraordinary items) and (B) that are disposed of by the Borrower or any of its Subsidiaries after the Closing Date for the entire period of determination following such disposition, in each case, will be excluded in the calculation of Consolidated EBITDA; provided that, in the case of entities that are acquired by the Borrower or any of its Subsidiaries after the Closing Date, the Administrative Agent and the Lenders are furnished with audited financial statements, or if audited financial statements are not available, other financial statements reasonably acceptable to the Administrative Agent and the Required Lenders, of such entities (or if the acquisition is of a division or branch of a larger business or a group of businesses, the audited financial statements, or if audited financial statements are not available, other financial statements reasonably acceptable to the Administrative Agent and the Required Lenders, of such larger business or group of businesses, so long as the individual activities of the acquired entity are clearly reflected in such financial statements, together with a certificate certifying that the Borrower has reviewed the historical financial statements of the division or branch and that they reflect proper divisional accounting in relation to the large business or group of businesses), reasonably satisfactory to the Administrative Agent and the Required Lenders in all respects, confirming such historical results.

“Termination Date” means the earlier of (A) the payment in full of the Facility and (B) November 2, 2014.”

1.2 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (i) of the definition of “Permitted Acquisition” and inserting the following in lieu thereof:

“(i) the Borrower shall have obtained the prior written consent of the Administrative Agent and the Required Lenders prior to the consummation of such acquisition; and”

1.3 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

““Affiliate Subordinated Debt” means any Debt of the Borrower (a) that is issued to an Affiliate of the Borrower, (b) that is not assigned to any Person who is not an Affiliate of the Borrower, (c) that is subordinated in right and time of payment to the Obligations and containing such other terms and conditions, and subject to such documentation (including, without limitation, a subordination agreement which shall provide, among other things, that no cash payments may be made with respect to such Debt before the Obligations have been paid in full and all Commitments have terminated pursuant to the terms of the Credit Agreement) as requested by the Administrative Agent, in each case satisfactory to the Administrative Agent, (d) that is unsecured, (e) that has a maturity date on or after December 31, 2014, (f) that does not issue with an original issue discount, and (g) for which, at least 5 days prior to the issuance of such Debt (or such later date as acceptable to the Administrative Agent), Borrower has provided written notice to the Administrative Agent setting forth the terms and conditions of such Debt, appending the applicable documents evidencing and relating to such debt (including a subordination agreement) and certifying as to the permissibility of such Debt under the terms of this Agreement, each in form and substance satisfactory to the Administrative Agent.

“Cage Cash” means cash in the form of United States dollars held at a casino in accordance with applicable Gaming Laws.

“Second Amendment” means the Amendment No. 2 and Waiver to the Credit Agreement, dated as of February 17, 2010, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.”

1.4 Section 2.06(i)(b)(E) (Excess Cash Flow) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(E) After the satisfaction of the Discharge Conditions or as permitted by the First Lien Credit Agreement, no later than five (5) days after the date set forth for delivery of annual financials pursuant to Section 5.03(b) the Borrower (commencing after the Completion) shall make mandatory principal prepayments of the Advances in the manner set forth in clause (F) below in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year; provided, however the amount of any such mandatory principal prepayments for such applicable Fiscal Year shall be increased to an amount equal to seventy-five (75%) of Excess Cash Flow if after giving effect to such prepayment (at the 75% of Excess Cash Flow amount) the Borrower shall have Operating Liquidity of greater than $7,500,000; provided further that first prepayment pursuant to this Section 2.06(i)(b)(E) shall be for the Fiscal Year ending December 31, 2009.”

1.5 Section 2.07(b) (Default Interest) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:

“For the avoidance of doubt, Default Interest may begin to accrue upon the occurrence of the Event of Default first giving rise thereto, notwithstanding the date on which notice of such Event of Default was sent or received by the Administrative Agent, the Borrower or any of the Borrower’s Subsidiaries.”

1.6 Section 4.01 (Representations and Warranties) of the Credit Agreement is hereby amended by adding the following clauses (mm) and (nn):

“(mm) The proceeds of each Revolving Credit Advance (as defined in the First Lien Credit Agreement) made on or after the Second Amendment Effective Date shall be used solely to fund the immediate working capital needs of the Borrower and its Subsidiaries, in each case subject to the terms and conditions of this Agreement.

(nn) Prior to the Second Amendment Effective Date, the Borrower has maintained Cage Cash in an aggregate amount of not less than $5,000,000, and the maintenance of such amount of Cage Cash was in compliance with the applicable Gaming Laws at such time, and the continued maintenance of such amount of Cage Cash after the Second Amendment Effective Date is sufficient to operate the Borrower’s business consistent with past practices.”

1.7 Section 5.01(s) (Capital Expenditures) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(s) [Reserved].”

1.8 Section 5.02(a) (Limitations on Indebtedness) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(a) Limitations on Indebtedness. Create, incur, assume or suffer to exist any Debt except:

(i) Debt incurred pursuant to the Loan Documents (excluding Hedge Agreements permitted pursuant to the following clause) and First Lien Loan Documents in an amount not to exceed the Cap Amount;

(ii) Debt incurred in connection with a Hedge Agreements (A) with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent or (B) required pursuant to Section 5.01(p); provided that any counterparty that is a Lender shall be deemed satisfactory to the Administrative Agent;

(iii) Debt existing on the Second Amendment Effective Date and not otherwise permitted under this Section and listed on Schedule 4.01(v), and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof; provided that the principal amount of such Debt is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

(iv) Debt of the Borrower and its Subsidiaries incurred in connection with Capitalized Leases before the Second Amendment Effective Date and listed on Schedule 5.02(a)(iv) hereto;

(v) purchase money Debt of the Borrower and its Subsidiaries incurred before the Second Amendment Effective Date and listed on Schedule 5.02(a)(v) hereto;

(vi) [Reserved].

(vii) Guaranties in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

(viii) Guaranties with respect to Debt permitted pursuant to clauses (i) through (v) of this subsection;

(ix) Affiliate Subordinated Debt issued for the sole purpose of funding, and the proceeds thereof are in fact promptly used to fund: (A) (I) the transactions contemplated in Section 2.3 of the Second Amendment in an amount not to exceed $30,000,000, (II) the transactions contemplated in Section 2.4 of the Second Amendment in an amount equal to $20,000,000, (III) the transactions contemplated in Section 2.5 and Section 2.6 of the Second Amendment and Section 2.7 of the Second Amendment (as defined in the First Lien Credit Agreement) and (IV) either (x), so long as no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto, from the Second Amendment Effective Date until December 31, 2010, the repayment of Advances at a discount of no less than the discount at which Advances were repaid pursuant to the repayment transactions contemplated in Section 2.3 of the Second Amendment, in each case subject to terms and conditions, including without limitation documentation, acceptable to the Administrative Agent, or (y) the repayment of Term Advances (as defined in the First Lien Credit Agreement) made pursuant to Section 2.06(i)(b)(G); provided that the Affiliate Subordinated Debt issued pursuant to this clause (A) shall not exceed $51,000,000 in the aggregate; (B) increases in the Borrower and its Subsidiaries’ Cage Cash or Operating Liquidity (as defined in the First Lien Credit Agreement) so long as (x) the issuance of the Affiliate Subordinated Debt is necessary for the Borrower and its Subsidiaries to achieve the minimum financial covenants set forth in Section 5.04(c) and

5.04(d) of the First Lien Credit Agreement at the time such Affiliate Subordinated Debt is issued, (y) the Borrower delivers to the Administrative Agent written notice, in form and substance reasonably acceptable to the Administrative Agent, describing the issuance of such Affiliate Subordinated Debt and the surrounding circumstances at least 5 Business Days prior to the issuance of such Affiliate Subordinated Debt and (z) the aggregate amount of all Affiliate Subordinated Debt permitted pursuant to this clause (B) is equal to or less than $5,000,000 in the aggregate; and (C) made for the sole purpose of paying amounts due under Section 2.08(f) of the First Lien Credit Agreement so long as (x) the aggregate amount of all Affiliate Subordinated Debt permitted pursuant to this clause (C) is equal to or less than $3,000,000 in the aggregate and (y) the amount of all Affiliate Subordinated Debt permitted pursuant to this clause (C) in any twelve month period is equal to or less than $2,000,000 in the aggregate.

(x) [Reserved].

(xi) Debt incurred in the ordinary course of business and in amounts generally consistent with historical practice in respect of obligations of the Borrower or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services that are paid by the Borrower or such Subsidiary in accordance with the applicable payment terms in an aggregate amount not to exceed $5,000,000 at any time; and

(xii) Debt of any Loan Party owed to any other Loan Party in an aggregate amount not to exceed $60,000,000 at any time;

provided, that no agreement or instrument with respect to Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Borrower to make any payment to the Borrower or any of its Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations.”

1.9 Section 5.02(c) (Limitations on Loans, Advances, Investments and Acquisitions) of the Credit Agreement is hereby amended by deleting clauses (i) and (viii) in their entirety and inserting the following in lieu thereof:

“(i) investments in (A) in Loan Parties existing on the Closing Date, (B) in Loan Parties formed or acquired after the Closing Date so long as the Borrower and the Loan Parties comply with the applicable provisions of Section 5.02(l) and (C) in the other loans, advances and investments described on Schedule 5.02(c)(i) existing on the Second Amendment Effective Date.

(viii) [Reserved].”

1.10 Section 5.02(f) (Limitations on Dividends and Distributions) of the Credit Agreement is hereby amended by deleting clauses (iv) and (v) in their entirety and inserting the following in lieu thereof:

“(iv) [Reserved].

(v) Restricted Payments made before the Second Amendment Effective Date and listed on Schedule 5.02(f)(v).”

1.11 Section 5.02(h) (Transactions with Affiliates) of the Credit Agreement is hereby amended by deleting clause (A) of such section in its entirety and inserting the following in lieu thereof:

“transactions permitted by Section 5.02(c), (d), (f) and (g) and the issuance of Affiliate Subordinated Debt permitted by Section 5.02(a)(ix);”

1.12 Section 5.02(h) (Transactions with Affiliates) of the Credit Agreement is hereby amended by deleting the proviso in clause (D) in its entirety and inserting the following in lieu thereof:

“provided that for all transactions in excess of $3,000,000, the Borrower shall deliver written notice of such transaction and the circumstances surrounding it to the Administrative Agent at least 10 days prior to the date of consummation of such transaction and, if requested by the Administrative Agent or if such transaction is in excess of $5,000,000, an opinion as to the fairness to the Borrower or such Subsidiary of such transaction or series of related transactions (other than Restricted Payments and cost reimbursements) from a financial point of view issued by an independent accounting, appraisal or investment banking firm of national standing or a comparable report, certification or recommendation by an executive compensation consulting firm of national standing, as applicable.”

1.13 Section 5.02(j) (Amendment; Payments and Prepayments of Subordinated Debt) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(j) Amendments; Payments and Prepayments of Subordinated Debt and Affiliate Subordinated Debt.

(i) Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt or Affiliate Subordinated Debt in any respect which would shorten the maturity thereof, increase the principal amount thereof, increase the interest rate thereof or alter the subordination provisions.

(ii) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due), any Subordinated Debt or Affiliate Subordinated Debt.”

1.14 Section 5.02(r) (Sales and Leasebacks) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof

“(r) Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (any such arrangement, a “Sale-and-Leaseback Transaction”), except for Sale-and-Leaseback Transactions entered into before the Second Amendment Effective Date and listed on Schedule 5.02(r) hereto.”

1.15 Section 5.02 (Negative Covenants) of the Credit Agreement is hereby amended by adding the following clause (v):

“(v) Enter into, incur liability under or be subject to operating leases in which the Borrower or its Subsidiaries, as applicable, is the lessee that, in the aggregate, result in payment obligations which, on an annualized basis, exceed $750,000 on any date of determination, excluding existing operating leases in effect on the Second Amendment Effective Date, as may be extended or renewed, and any operating leases which are used solely to replace assets that were previously subject to operating leases by the Borrower or its Subsidiaries.”

1.16 Section 5.03 (Reporting Requirements) of the Credit Agreement is hereby amended by adding the following clause (o):

“(o) Monthly Financials and Cash Flow Projections. As soon as available and in any event within 20 days after the end of each fiscal month, (i) detailed financial information for the Borrower and its Subsidiaries as of the end of such month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year and (ii) until the later of (A) June 30, 2011 or (B) the date after which the Borrower and its Subsidiaries have maintained Operating Liquidity (as defined in the First Lien Credit Agreement) of not less than $15,000,000 for 30 consecutive days (any such date, the “Cash Flow Reporting Termination Date”), a weekly cash flow projection for each of the 13 weeks immediately following such fiscal month, all in such reasonable detail and in such form as is acceptable to Administrative Agent in its sole discretion and all duly certified (subject to normal quarterly adjustments and year end adjustments) by the Chief Financial Officer of the Borrower as having been prepared in accordance with the Borrower’s internal accounting policies and procedures consistent with past practices, together with a certificate of said officer stating that no Event of Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto; provided, however, if Operating Liquidity (as defined in the First Lien Credit Agreement) shall at any time be less than $15,000,000 after any Cash Flow Reporting Termination Date shall have occurred, then the obligation to provide weekly cash flow projections under clause (ii) above shall be immediately reinstated.”

1.17 Section 5.04 (Financial Covenants) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“SECTION 5.04 [Reserved].”

1.18 Section 6.01 (Events of Default) of the Credit Agreement is hereby amended by deleting clause (v) of such section in its entirety and inserting the following in lieu thereof:

“(v) the subordination provisions of any Subordinated Debt or any Affiliate Subordinated Debt cease to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of such subordination provisions;”

1.19 Schedule 4.01(v) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and inserting Schedule 4.01(v) (Surviving Debt) attached hereto in lieu thereof.

1.20 Schedule 5.02(a)(iv) attached hereto is hereby added as Schedule 5.02(a)(iv) (Capitalized Leases) to the Credit Agreement.

1.21 Schedule 5.02(a)(v) attached hereto is hereby added as Schedule 5.02(a)(v) (Purchase Money Debt) to the Credit Agreement.

1.22 Schedule 5.02(c)(i) to the Credit Agreement is hereby amended by deleting such schedule in its entirety and inserting Schedule 5.02(c)(i) (Investments in Subsidiaries) attached hereto in lieu thereof.

1.23 Schedule 5.02(f)(v) attached hereto is hereby added as Schedule 5.02(f)(v) (Restricted Payments) to the Credit Agreement.”

1.24 Schedule 5.02(r) attached hereto is hereby added as Schedule 5.02(r) (Sale-and-Leaseback Transactions) to the Credit Agreement.

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, with all corresponding schedules, duly executed by the Borrower, on behalf of itself and each other Loan Party, the Administrative Agent and the Required Lenders;

(b) an amendment to the First Lien Credit Agreement (the “First Lien Amendment”), duly executed by the Borrower, First Lien Administrative Agent, and the Lenders (as defined therein) necessary to give effect thereto;

(c) evidence that the maturity of that certain Promissory Note dated November 2, 2005 payable to K&F Limited Partnership (the “Seller Note”) has been extended to a date not earlier than November 2, 2014 and that any revised terms of the Seller Note are satisfactory to Administrative Agent;

(d) for each Loan Party, a certificate by an officer of such Loan Party reasonably acceptable to the Administrative Agent appending (i) such Loan Party’s articles of incorporation (or corporate charter or similar organizational documents), together with all amendments thereto, (ii) such Loan Party’s bylaws, together with all amendments thereto, (iii) resolutions of such Loan Party’s board of directors (or equivalent governing body), approving and authorizing the execution, delivery and performance of this Amendment and all transactions and documents related thereto, (iv) good standing certificates dated within 10 Business Days of the Second Amendment Effective Date from the applicable Governmental Authority of the state of incorporation of such Loan Party and each other state where a failure by such Loan Party to maintain good standing therein could cause a Material Adverse Effect and (v) signature and incumbency information for each of the officers of such Loan Party executing this Amendment and any documents related thereto, with each of the foregoing certified as of the Second Amendment Effective Date by such officer as being in full force and effect without any modification or amendment;

(e) a certificate by the Chief Financial Officer of each Loan Party, dated the Second Amendment Effective Date, stating that since the Closing Date (i) no litigation, proceedings or investigations have been commenced which could reasonably be expected to have a Material Adverse Effect or could challenge any of the transactions contemplated by the Credit Agreement, the Second Amendment or any other Loan Document, (ii) there have been no Restricted Payments that were not permitted under the terms of the Credit Agreement as in effect at the time such Restricted Payment was made, and (iii) there has been no material increase in liabilities, liquidated or contingent, other than Advances (as defined in the First Lien Credit Agreement), and no material decrease in assets of the Borrower and its Subsidiaries, except to the extent that the value of existing assets has decreased;

(f) an opinion of counsel, including regulatory and gaming counsel, for the Loan Parties with respect to the Second Amendment and the transactions contemplated thereby, in form and substance satisfactory to the Administrative Agent and its counsel;

(g) a duly executed subordination agreement in form and substance satisfactory to the Administrative Agent with regards to Affiliate Subordinated Debt incurred by the Borrower on the Second Amendment Effective Date, subordinating such Debt in right and time of payment to the Obligations and containing such other terms and conditions satisfactory to the Administrative Agent; and

(h) such additional documentation related to this Amendment as the Administrative Agent may reasonably require.

2.2 Receipt and Use of Proceeds from Issuance of Debt. The Borrower shall have received proceeds from the issuance of Affiliate Subordinated Debt in an aggregate amount sufficient to fund the transactions described in Section 2.3, Section 2.4, Section 2.5, and Section 2.6 hereof, together with all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection therewith, which amount shall have been delivered to and received by the First Lien Administrative Agent and which amount shall be further distributed by the First Lien Administrative Agent in a manner giving effect to and consistent with the transactions described in Section 2.3, Section 2.4, Section 2.5 and Section 2.6 hereof and that certain funds flow memorandum between the Borrower and the First Lien Administrative Agent, dated as of the date hereof.

2.3 Completion of Tender. The Borrower shall have repaid (at a discount) Advances in the aggregate principal face amount of up to $75,000,000 (but in no event less than $60,000,000) pursuant to that certain repayment/purchase notice sent to the Lenders by the Borrower, and such Lenders shall have canceled the principal amount of such Advances and such Advances shall be deemed fully extinguished and canceled as of the Second Amendment Effective Date for all purposes by delivery to the Administrative Agent and the Borrower by each such Lender of a duly executed repayment agreement. For the avoidance of doubt, the Lenders hereby waive all requirements under the Credit Agreement and the other Loan Documents to the extent necessary to give effect to the transactions referred to in this Section 2.3.

2.4 Paydown of Revolver. In accordance with Section 2.2 (but without duplication), the Borrower shall have received proceeds from the issuance of Affiliate Subordinated Debt in the aggregate amount of $20,000,000 (exclusive of any amounts used to undertake the transactions contemplated by Section 2.3 hereof) and such amount shall have been used solely to repay outstanding Revolving Credit Advances (as defined in the First Lien Credit Agreement) (but none of such amount shall have been used to permanently reduce the Revolving Credit Facility (as defined in the First Lien Credit Agreement)) and to pay fees and expenses then due and payable in connection with the transactions contemplated by this Amendment, including those paid pursuant to Section 2.5 hereof.

2.5 Payment of Costs and Expenses. The Administrative Agent shall have received to its satisfaction all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) then due and payable in connection with this Amendment and the transactions contemplated hereby, the Credit Agreement and each other Loan Document.

2.6 Payment under Hedge Agreements. The Borrower shall have paid all amounts due and payable, including all amounts past due, as of the date hereof on all of the Borrower and its Subsidiaries’ Secured Hedge Agreements.

2.7 Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

2.8 Effectiveness of Second Lien Amendment. A corresponding amendment to the First Lien Credit Agreement, in form and substance satisfactory to the Administrative Agent, shall be in full force and effect, with each condition precedent thereto satisfied or duly waived.

SECTION 3. WAIVER

3.1 Annual Financials. The Administrative Agent and the Lenders hereby waive the requirements under Section 5.03(b) (Annual Financials) solely with respect to any “going concern” or similar qualification that may be included in the audited financial statements delivered by the Borrower for the Fiscal Year ended December 31, 2009. The Administrative Agent and the Lenders hereby further waive any Default or Event of Default which may have occurred and may be, or may have been, continuing as a result of the Borrower’s failure to timely deliver updated budgets for the Fiscal Year ending December 31, 2010 pursuant to Section 5.03(d) (Annual Budgets) of the Credit Agreement and acknowledge that the Borrower has since delivered such financial information to the Administrative Agent on or before the date hereof.

3.2 Hedge Agreements. The Administrative Agent and the Lenders hereby waive any Event of Default which may have arisen or which, after notice or lapse of time or both, may arise due to the failure of the Borrower and its Subsidiaries to pay amounts due and payable on or around January 31, 2010 pursuant to Secured Hedge Agreements.

SECTION 4. REPRESENTATIONS AND WARRANTIES

The Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, and, solely with respect to Section 4.2 as to Parent, Parent represents and warrants to the Administrative Agent, as follows:

4.1 Incorporation of Representations and Warranties from Credit Agreement. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement (as amended hereby) and in the other Loan Documents are correct in all material respects as though made on and as of the date hereof, other than any such representations and warranties that by their express terms refer to a specific date.

4.2 Corporate Power and Authority. Parent and each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by Parent and each Loan Party, and this Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

4.3 Absence of Default. At the time of and as a result of giving effect to this Amendment, and after giving effect to the full $25,000,000 Parent Qualified Contribution made pursuant to Section 6.04 of the Credit Agreement prior to the date of this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. ADDITIONAL COVENANT AND AGREEMENT

Notwithstanding any term contained in the Credit Agreement or any other Loan Document, on or after the Second Amendment Effective Date the Borrower and its Subsidiaries shall neither exercise nor have the benefit of the Cure Right or any other benefit contained in Section 6.03 of the Credit Agreement with respect to any Default or Event of Default, whether such Default or Event of Default arose before, on or after the Second Amendment Effective Date, except to the extent the Cure Right was exercised prior to the date hereof.

SECTION 6. CONDITION SUBSEQUENT

6.1 Deposit Account Control Agreements. To the extent not violative of Gaming Laws or other Applicable Laws and to the extent not already received by the Administrative Agent as of the Second Amendment Effective Date, within 60 days of the Second Amendment Effective Date, the Borrower and its Subsidiaries shall deliver or cause to be delivered to Administrative Agent Control Agreements (as such term is defined in the Security Agreement) for all of their Deposit Accounts, Securities Accounts, and Commodity Accounts (as such terms are defined in the Security Agreement) not held with Administrative Agent, each in form and substance satisfactory to Administrative Agent. At the request of Administrative Agent, the Borrower and its Subsidiaries shall promptly, but in any case within 60 days of such request, move all of their Deposit Accounts, Securities Accounts, and Commodity Accounts (as such terms are defined in the Security Agreement) to the Administrative Agent or an affiliate thereof acceptable to the Administrative Agent. The failure by the Borrower and the Subsidiaries to timely perform or cause to be performed the covenant set forth in this Section 6 shall constitute an immediate Event of Default under the Credit Agreement.

6.2 Perfection Certificate. Within 30 days of the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a Perfection Certificate duly executed by the Loan Parties, together with all corresponding schedules, which shall be true and complete as of such date.

SECTION 7. ACKNOWLEDGMENT; RELEASE AND COVENANT NOT TO SUE

7.1 Acknowledgment and Reaffirmation of Obligations. The Borrower hereby acknowledges, confirms and agrees that as of the close of business on February 16, 2010, that Borrower is indebted to the Administrative Agent and the Lenders for loans, advances and other financial accommodations under the Loan Documents in the following principal amounts:

Advances	$131,817,627.50

All such Obligations owing by the Borrower, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Administrative Agent and each Lender, are unconditionally owing by the Borrower to the Administrative Agent and each Lender, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever. The Borrower hereby acknowledges that the Loan Documents to which it is a party and the Obligations constitute the valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity), and the Borrower hereby reaffirms its obligations under the Loan Documents. Without limiting the generality of the foregoing, the Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents in each case effective as of the date hereof.

7.2 Acknowledgment Regarding Excluded Information. In connection with any repayment and cancellation of Advances by the Borrower, each Lender acknowledges and agrees that, as of the date thereof, if applicable, and as of date of such repayment and cancellation, (A) the Borrower may have, and later may come into possession of, information regarding the Borrower, any of the Borrower’s Subsidiaries, or any of the Borrower’s Affiliates, their assets, their ability to perform their obligations under the Credit Agreement and other Loan Documents or any other matter that is not known to Lender and that may be material to a decision to participate in such repayment and cancellation of Advances (the “Excluded Information”), (B) it has independently and without reliance on the Borrower or any Affiliate of the Borrower, any other Lender, the Administrative Agent or Collateral Agent made its own analysis and determined to enter into the transaction relating to the repayment and cancellation of such Advances notwithstanding its lack of knowledge of the Excluded Information and (C) none of the Borrower or any Affiliate or Subsidiary of the Borrower, any other Lender, the Administrative Agent or Collateral Agent shall have any liability to it and it hereby (to the extent permitted by law) waives and releases any claims it may have against any of the foregoing (under applicable laws or otherwise) with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of any representations or warranties of such other party expressly set forth in the documents effecting such repayment and cancellation of Advances.

7.3 Release. Effective on the date hereof, the Borrower hereby waives, releases, remises and forever discharges the Administrative Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower ever had ever, or now has against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Credit Agreement or any of the other Loan Documents, except for the duties and obligations set forth in this Amendment, the Credit Agreement, or any of the other Loan Documents.

SECTION 8. MISCELLANEOUS

8.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 2.5 hereof and Section 8.04 of the Credit Agreement.

8.2 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) The Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

8.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

8.4 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

8.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

8.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GOLDEN NUGGET, INC.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: S.V.P.

LANDRY’S RESTAURANTS, INC.

By:	/s/ Steven L. Scheinthal
Name: Steven L. Scheinthal
Title: E.V.P. & General Counsel

GNLV, CORP.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: S.V.P.

GNL, CORP.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: S.V.P.

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LGE, INC.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: S.V.P.

GOLDEN NUGGET EXPERIENCE, LLC.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: S.V.P.

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ M. C. Hyde
Name: M. C. Hyde
Title: MD/SVP

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Landmark III CDO Limited

By: Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Alyse Kelly
Name: Alyse Kelly
Title: Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Landmark IX CDO LTD.

By: Aladdin Capital Management LLC as Manager, as Lender

By:	/s/ Alyse Kelly
Name: Alyse Kelly
Title: Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

AVENUE CLO III, LIMITED, as Lender

By:	/s/ Sriram Balakrishnan
Name: SRIRAM BALAKRISHNAN
Title: PORTFOLIO MANAGER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Avenue CLO IV, LTD. By: ING Alternative Asset Management LLC, as its investment manager

Avenue CLO V, LTD, By: ING Alternative Asset Management LLC, as its investment manager

Avenue CLO VI, LTD. By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name: Jason Esplin
Title: Assistant Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Illegible
Name: Illegible
Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Illegible
Name: Illegible
Title: Director

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Grand Central Asset Trust, Cameron I Series, as Lender

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-In-Fact

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

BlackRock Floating Rate Income Trust

BlackRock Senior lncome Series

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Global Investment Series: Income Strategies Portfolio

Magnetite V CLO, Limited

as Lender

By:	/s/ Illigible
	Name:	Illigible
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund IV, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Callidus Debt Partners CLO Fund VII, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: MAPS CLO Fund I, LLC
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Black Diamond Offshore Ltd., as Lender
By: Carlson Capital, L.P., its investment advisor

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Double Black Diamond Offshore Ltd., as Lender
By: Carlson Capital, L.P., its investment advisor

By:	/s/ Stanton Ray
	Name:	Stanton Ray
	Title:	Portfolio Manager

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

OLYMPIC CLO I, as Lender

By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Co-President Churchill Pacific Asset Management LLC

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

By: Deutsche Investment Management Americas, Inc., as Investment Advisor

As Cancelling Lender

DWS High Income Fund

DWS High Income Plus Fund

DWS High Income VIP

DWS High Income Trust

DWS Multi Market Income Trust

DWS Strategic Income Fund

DWS Balance Fund

DWS Strategic Income Trust

DWS Strategic Income VIP

DWS Balanced VIP

By:	/s/ Gary Sullivan
Name: Gary Sullivan
Title: Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

DWS Floating Rate Plus Fund
By: Deutsche Investment Management Americas, Inc. Investment Advisor

As Cancelling Lender,

By:	/s/ Phuong T. Le, Director
Phuong T. Le, Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

FM LEVERAGED CAPITAL FUND II By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

FOXE BASIN CLO 2003, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

GALE FORCE 1 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

GALE FORCE 2 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

GALE FORCE 3 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

GALE FORCE 4 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser [Illegible]

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

CELTS CLO 2007 -1 LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Adviser

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager [Illegible]

	By:	/s/ Thomas Ewald
		Name:	Thomas Ewald
		Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc. As Investment Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Genesis CLO 2007 2 LTD., as Lender
By:	LLCP Advisors KDC as Collateral Mgr.

By:	/s/ Illegible
	Name:	Illegible
	Title:	Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LATITUDE CLO I, LTD., as Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM I LIMITED PARTNERSHIP
By:	LCM Asset Management LLC As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Title:

LCM Asset Management LLC

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM II LIMITED PARTNERSHIP
By:	LCM Asset Management LLC As Collateral Manager, as Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Title:

LCM Asset Management LLC

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM III, Ltd.
By:	LCM Asset Management LLC As Collateral Manager LCM Asset Management LLC, as Lender

	By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title:

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM IV, Ltd.
By:	LCM Asset Management LLC As Collateral Manager LCM Asset Management LLC, as Lender

	By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title:

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM V, Ltd.
By:	LCM Asset Management LLC As Collateral Manager LCM Asset Management LLC, as Lender

	By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title:

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

LCM VI, Ltd.
By:	LCM Asset Management LLC As Collateral Manager LCM Asset Management LLC, as Lender

	By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title:

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (MLX), as Lenders

By:	/s/ Dave Cobey
Name:	Dave Cobey
As authorized representative and not individually

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE II CDO 2002, LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE III CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE V CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE VI CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE VII CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VENTURE VIII CDO LIMITED
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Nomura Bond Plan & Loan Fund, as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director
By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc.
Attorney in Fact

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

NCRAM Loan Trust, as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender

By:	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

Clydesdale CLO 2007, Ltd., as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

North Point Investment Portfolio, LLC, as Lender

By:	/s/ David Jaquin
	Name:	David Jaquin
	Title:	Managing Member

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

RiverSource Strategic Allocation Series, lnc. - RiverSource Strategic Income Allocation Fund, as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

JGXG MANAGEMENT LLC SERIES K, as Lender

By:	/s/ Christopher Jansen
	Name:	Christopher Jansen
	Title:	Managing Partner

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VAN KAMPEN
SENIOR INCOME TRUST
By:	Van Kampen Asset Management, as Lender

	By:	/s/ Ryan Kommers
		Name:	Ryan Kommers
		Title:	Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VAN KAMPEN
Dynamic Credit Opportunities Fund
By:	Van Kampen Asset Management, as Lender

	By:	/s/ Ryan Kommers
		Name:	Ryan Kommers
		Title:	Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

VAN KAMPEN
SENIOR LOAN FUND
By:	Van Kampen Asset Management, as Lender

	By:	/s/ Ryan Kommers
		Name:	Ryan Kommers
		Title:	Vice President

AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT